                                                              EXHIBIT 99.906CERT

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the shareholder report of American Century International
Bond Funds (the "Registrant") on Form N-CSR for the period ending December 31,
2006 (the "Report"), we, the undersigned, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1)   The Report fully complies with the requirements of Section 15(d)
               of the Securities Exchange Act of 1934; and

         (2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of
               operations of the Registrant.

Dated:  February 28, 2007

                                            /s/ William M. Lyons
                                            ------------------------------------
                                            William M. Lyons
                                            President
                                            (chief executive officer)

                                            /s/ Robert J. Leach
                                            ------------------------------------
                                            Robert J. Leach
                                            Vice President, Treasurer, and
                                            Chief Financial Officer
                                            (chief financial officer)